SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 7, 1997
                                 --------------
                        (Date of earliest event reported)

                       NEW ENGLAND COMMUNITY BANCORP, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

        0-14550                                            06-1116165
        -------                                            ----------
(Commission File Number)                       (IRS Employer Identification No.)

        POST OFFICE BOX 130, OLD WINDSOR MALL, WINDSOR, CONNECTICUT 06095
        -----------------------------------------------------------------
                    (Address of principal executive offices)

                                 (860) 610-3600
                                 --------------
              (Registrant's telephone number, including area code)

Form 8-K, Current Report
New England Community Bancorp, Inc.
Commission File No. 0-14550

Item 2.           Acquisition or Disposition of Assets.

Pursuant to the terms of Plan and Agreement of Reorganization (the "Agreement"), dated February 25, 1997, by and among New England Community Bancorp, Inc. ("NECB"), NECB's Connecticut banking subsidiary, New England Bank & Trust Company ("NEBT"), and First Bank of West Hartford ("FBWH"), a Connecticut charted commercial bank, on Thursday, August 7, 1997 (the "Effective Time"), NECB acquired all of the issued and outstanding common stock, $0.01 par value, of FBWH ("FBWH Common Stock").

At the Effective Time, each share of FBWH Common Stock outstanding immediately prior to the Effective Time (excluding shares held by NECB) was converted into the right to receive 0.62 shares of common stock, $0.10 par value, of NECB ("NECB Common Stock") (the "Per Share Consideration"). Each share of FBWH Common Stock which was beneficially owned by NECB prior to the Effective Time was canceled and retired.

Stock options which, as of the Effective Time, were outstanding and fully vested and exercisable as to all of the shares of FBWH Common Stock that were subject to such option (including options that became exercisable as a result of the transaction contemplated by the Agreement) (each, a "Vested Stock Option") was converted at the Effective Time into NECB Common Stock in accordance with a formula set forth in the Agreement, to the extent permitted under the FBWH Stock Option Plans pursuant to which such Vested Stock Options were granted and the Agreement.

At the Effective Time, FBWH was merged with and into NEBT.

Item     7.       Financial Statements, Pro Forma Financial Information and
                  Exhibits.

        (a)       Financial Statements of Businesses Acquired.

                  Pursuant to the requirements of Rule 3-05 of Regulation S-X, the following financial statements for FBWH have been included in this filing:

                  1. Balance Sheet as of June 30, 1997 (unaudited) and December 31, 1996.

                  2. Statements of Income for the six months ended June 30, 1997 and 1996 (unaudited).

                  3. Statements of Cash Flows for the six months ended June 30, 1997 and 1996 (unaudited).

                  4.    Notes to Unaudited Financial Statements.

                  5. Audited Financial Statements as of and for the years ended December 31, 1996, 1995 and 1994. (Audited Financial Statements, were previously filed in, and are incorporated by reference to, NECB's Registration Statement on Form S-4, File No. 333-30177).

        (b)       Pro Forma Financial Statements.

                  Pursuant to the requirements of Article 11 Regulation S-X, the following pro forma financial statements for NECB and FBWH have been included in this filing. Other pro forma financial statements required by the above Article and not included in this filing were previously filed in, and are hereby incorporated by reference to, NECB's Registration Statement on Form S-4, File No. 333-30177.

                  1. Pro Forma Combined Condensed Consolidated Balance Sheet as of June 30, 1997 (unaudited).

                  2.    Notes to Pro Forma Balance Sheet.

                  3.    Pro  Forma  Combined   Condensed   Consolidated   Income
                        Statement for the six months ended June 30, 1997 (unaudited).

                  4.    Notes to the Pro Forma Income Statements.

        (c)       Exhibits--None

                                             NEW ENGLAND COMMUNITY BANCORP, INC.

Date:  October 21, 1997                   By/S/S ANSON C. HALL
                                             -----------------
                                             Anson C. Hall
                                             Vice President and Treasurer
                                             (principal financial officer)

                                    Item 7(a)

                    Financial Statements of Business Acquired

                           FIRST BANK OF WEST HARTFORD
                           CONSOLIDATED BALANCE SHEETS

(thousands of dollars)

                                                   June 30, 1997    December 31,
                                                      (Unaudited)          1996

ASSETS:
      Cash and due from banks                           $  3,617       $  3,100
      Federal funds sold                                   4,310          5,450
                                                        --------       --------
            Cash and cash equivalents                      7,927          8,550
      Securities held-to-maturity                          5,740          5,976
      Securities available-for-sale                       18,300         19,179
      Federal Home Loan Bank stock                           786            687
      Loans outstanding                                   47,781         47,208
            Less: allowance for possible
                  loan losses                             (1,182)        (1,146)
                                                        --------       --------
                  Net loans                               47,599         46,062
      Mortgages held-for-sale                                               176
      Accrued interest receivable                            713            707
      Premises and equipment                                 544            596
      Other real estate owned                                361            207
      Other assets                                         1,198          1,455
                                                        --------       --------
Total Assets                                            $ 83,168       $ 83,595
                                                        ========       ========

Liabilities:
      Deposits:
            Noninterest bearing                         $ 15,056       $ 10,975
            Interest bearing                              54,298         59,131
                                                        --------       --------
                  Total deposits                          69,354         70,106
      Borrowed Funds                                       4,250          4,226
      Other liabilities                                      406            454
                                                        --------       --------
Total Liabilities                                        392,748         74,786

Shareholders' Equity:
      Common Stock                                            15             15
      Additional paid-in capital                          10,704         10,683
      Accumulated Deficit                                 (1,434)        (1,799)
      Net unrealized loss on securities
           available-for-sale                               (127)           (90)
                                                        --------       --------
Total Shareholders' Equity                                 9,158          8,809
                                                        --------       --------
Total Liabilities & Shareholders' Equity                $ 83,168       $ 83,595
                                                        ========       ========

        The accompanying notes are an integral part of these statements.

                           FIRST BANK OF WEST HARTFORD
                         CONSOLIDATED INCOME STATEMENTS
                                   (Unaudited)

(thousands of dollars; except per share data)
Six months ended June 30,                                   1997           1996
--------------------------------------------------------------------------------
INTEREST INCOME:
      Loans, including fees                             $  2,334       $  2,148
      Investment Securities                                  781            790
      Federal funds sold and other interest                   97             70
                                                        --------       --------
            Total interest income                          3,212          3,008
INTEREST EXPENSE:
      Deposits                                               915          1,000
      Borrowed funds                                         131             41
                                                        --------       --------
            Total interest expense                         1,046          1,041
Net interest income                                        2,166          1,967
Provision for possible loan losses                            60            105
                                                        --------       --------
Net interest income after provision for possible
      loan losses                                          2,106          1,862
Noninterest income:
      Service charges, fees and commissions                  148            145
      Investment securities losses, net                        2
      Gain on the sales of loans, net                        174            357
      Other                                                   48             40
                                                        --------       --------
            Total noninterest income                         372            542

NONINTEREST EXPENSE:
      Salaries and employee benefits                         672            699
      Occupancy                                              274            285
      Furniture and equipment                                 98             86
      Outside services                                       322            295
      Postage and supplies                                    53             57
      Insurance and assessments                               24             26
      Losses, writedowns, expenses -
            other real estate owned                           17            203
      Other                                                  181            114
                                                        --------       --------
            Total noninterest expense                      1,641          1,765
Income before taxes                                          837            639
Income taxes                                                 317             86
                                                        --------       --------
Net Income                                              $    520       $    553
                                                        ========       ========
Net income per share                                    $   0.32       $   0.45
Weighted average shares outstanding
      of common stock                                      1,636          1,227

        The accompanying notes are an integral part of these statements.

                           FIRST BANK OF WEST HARTFORD
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

(thousands of dollars)
SIX MONTHS ENDED JUNE 30,                                   1997            1996
--------------------------------------------------------------------------------
OPERATING ACTIVITIES:
      Net income                                        $    520       $    553
      Adjustment for noncash charges (credits):
         Decrease in Deferred Tax Assets                     260             90
         Provision for depreciation and amortization         103            106
         Losses from sale or disposal and provisions
              to reduce the carrying value
              of other real estate owned, net                 26            197
         Securities losses (gains), net                       (2)
         Accretion of discounts and amortization
              of premiums on bonds, net                      (24)           (18)
         Provision for possible loan losses                   60            105
         (Increase) decrease in accrued interest income
              and other assets, net                           (8)          (202)
         Decrease (increase) in loans held-for-sale          176            864
         (Decrease) increase in accrued interest
              payable and other liabilities, net             (50)           (76)
                                                        --------       --------
                  Net cash provided by operating
                       activities                          1,061          1,688
                                                        --------       --------

FINANCING ACTIVITIES:
      Increase (decrease) in demand and savings accounts  (1,565)         1,111
      Increase (decrease) in certificates of deposits        812         (1,517)
      Increase (decrease) in borrowings                       24          3,362
      Proceeds from issuance of common stock
            and/or warrants                                   21             25
      Cash dividends paid                                   (153)           (99)
                                                        --------       --------
                  Net cash used for financing activities    (861)         2,882
                                                        --------       --------

INVESTING ACTIVITIES:
      Loans originated, net of principal collections      (1,741)        (3,322)
      Deferred loan fees                                      12             28
      Purchases of securities available-for-sale .           (99)        (7,438)
      Proceeds from sales and maturities of
            securities available-for-sale                    825          3,997
      Purchases of securities held-to-maturity               (25)        (1,392)
      Proceeds from maturities of securities
            held-to-maturity                                 258          1,208
      Proceeds from sales of other real estate owned                        825
      Purchases of premises and equipment, net               (52)           (42)
                                                        --------       --------
                  Net cash provided by (used for)
                       investing activities                 (822)        (6,136)
                                                        --------       --------
      Increase (decrease) in cash and cash equivalents      (622)        (1,566)
                                                        --------       --------
      Cash and cash equivalents, beginning of period       8,550          7,139
                                                        --------       --------
      Cash and cash equivalents, end of period          $  7,928       $  5,573
                                                        ========       ========

Schedule of noncash investing and financing
      activities:
      Income tax paid                                         55             12
      Interest paid                                        1,052          1,052

        The accompanying notes are an integral part of these statements.

                           First Bank of West Hartford
                          Notes to Financial Statements
                           March 31, 1996 (Unaudited)

Note 1:           Earnings Per Share

Primary and fully diluted earnings per share have been calculated using the weighted average number of shares outstanding and common stock equivalents for the six months ended June 30, 1997 and June 30, 1996 as indicated on the Statements of Income.

Note 2:           Adjustments

In the opinion of Management, the accompanying interim unaudited financial statements contain all adjustments (consisting of normal recurring adjustments) necessary to present fairly the Bank's financial position as of June 30, 1997, and the results of operations and its cash flows for the six months then ended. The results of operations for the periods shown are not necessarily indicative of the results expected for the year ending December 31, 1997. The accompanying interim unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in the Bank's 1996 Annual Report.

                                    Item 7(b)
                    Unaudited Pro Forma Financial Information

                       New England Community Bancorp, Inc.

    UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

            The following unaudited pro forma combined condensed consolidated balance sheet gives effect to the Reorganization (as described in Item 2) of FBWH with NECB assuming that the Reorganization had been consummated on June 30, 1997.

            The unaudited pro forma combined condensed consolidated income statements set forth the operations of NECB combined with FBWH for the six months ended June 30, 1997, as if NECB had completed the Reorganization with FBWH on January 1, 1997.

            The Reorganization of FBWH has been accounted for by the pooling of interests method of accounting. The adjustments arising from the application of the pooling method of accounting are described in the respective notes to the unaudited pro forma combined condensed consolidated financial statements.

            The unaudited pro forma combined condensed consolidated financial statements should be read in conjunction with the accompanying notes and the consolidated financial statements and notes thereto of NECB and FBWH.

        UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET


(ooo's omitted except per share data)
                                                 NECB              FBWH        Pro Forma          Pro Forma
JUNE 30, 1997                             (Historical)      (Historical)     Adjustments            Results
-----------------------------------------------------------------------------------------------------------
Cash & due from banks                     $    23,798       $     3,617                           $  27,415
Federal funds sold                              9,650             4,310                              13,960
Investments                                    94,453            24,826       $    (110)(c)         119,169
Mortgages held-for-sale                         1,955                 0                               1,955
Loans outstanding                             293,562            48,781                             342,343
      Less allowance for loan losses           (5,521)           (1,182)                             (6,703)
                                          -----------       -----------       ---------          ----------
            Net loans                         288,041            47,599                             335,640
Premises & equipment                            9,411             1,051                               9,955
OREO                                            1,173               361                               1,534
Goodwill                                        4,308                 0                               4,308
Other assets                                    5,320             1,911                               7,231
                                          -----------       -----------       ---------          ----------
      Total Assets                        $   438,109       $    83,168       $    (110)         $  521,167
                                          ===========       ===========       =========          ==========

Deposits:
      Noninterest-bearing                 $    77,220            15,056                              92,276
      Interest-bearing                        304,170            54,298                             358,468
                                          -----------       -----------                          ----------
            Total Deposits                    381,170            69,354                             450,744
Borrowed Funds                                  6,510             4,250                              10,760
Long-Term Debt                                  6,000                                                 6,000
Other Liabilities                               1,796               406             498(a)
                                                                                    694(b)            3,394
                                          -----------       -----------       ---------          ----------
Total Liabilities                             395,396            74,010             980             470,898

Equity
      Common stock                                367                15              84 (d)             466
      Additional Paid-in-Capital               27,943            10,704             (84)(e)
                                                                                   (110)(c)          38,453
      Retained earnings                        13,697            (1,434)           (694)(b)
                                                                                   (498)(a)          11,071
Unrealized losses on securities
     available for sale, net                      406              (127)                                279
                                          -----------       -----------       ---------          ----------
            Total Equity                       42,413             9,158          (1,090)             50,269
                                          -----------       -----------       ---------          ----------
Total Liabilities & Equity                $   438,109       $    83,168       $    (110)         $  521,167
                                          ===========       ===========       =========          ==========

Shares outstanding                          3,667,000         1,550,000        (554,000)          4,663,000(f)
Book value/per share                            11.57              5.91                               10.78
Tangible book value/per share                   10.39              5.91                                9.86


See "Notes to Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet"

    UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED INCOME STATEMENTS (g)

(ooo's omitted except per share data)

                                                   NECB            FBWH       Pro Forma
SIX MONTHS ENDED JUNE 30 1997               (Historical)    (Historical)        Results
----------------------------------------------------------------------------------------

Interest income                              $   16,141      $    1,212      $   19,353
Interest expense                                  5,543           1,046           6,589
                                             ----------      ----------      ----------
Net interest income                              10,598           2,166          12,764
                                             ----------      ----------      ----------
Provision for loan losses                           498              60             558
                                             ----------      ----------      ----------
Noninterest revenue
  Service charges, fees and commissions           1,080             189           1,269
  Investment securities gains, net                  159               2             161
  Gain on sales of loans, net                       241             174             415
  Other                                              64               7              71
                                             ----------      ----------      ----------
    Total                                         1,544             372           1,916
Noninterest expense
Salaries and employee benefits                    4,134             672           4,806
Occupancy                                           804             274           1,078
Furniture and equipment                             545              98             643
Outside services                                    384             322             706
Postage and supplies                                338              53             391
Insurance and assessments                            70              24              94
Losses, writedowns and expenses
     on other real estate                           144              17             161
Goodwill amortization                               157               0             157
Other                                             1,089             181           1,270
                                             ----------      ----------      ----------
Total                                             7,665           1,641           9,306
Income before taxes                               3,979             837           4,816
                                             ----------      ----------      ----------
Taxes                                             1,497             317           1,814
Net Income                                   $    2,482      $      520      $    3,002
                                             ==========      ==========      ==========
Net income per share                         $     0.68      $     0.32      $     0.64
Weighted average shares of
     common shares                            3,667,000       1,636,000       4,663,000(h)


See "Notes to Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet"

     NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL
                                   STATEMENTS

(a)       Expenses for restructing, net of tax effect

(b)       Expenses related to offering of NECB shares

(c)       Retirement of 34,000 shares of FBWH owned by NECB

(d)       Issuance of NECB common stock (par value $0.10 per share)

(e) Difference in par value of common stock issued ($0.10 per share for NECB versus $0.01 per share for FBWH)


(f)       Calculation of pro forma number of common shares outstanding:

          FBWH common stock outstanding at June 30, 1997                        1,550,000
          FBWH common stock owned by NECB                                         (34,000)
                                                                               ----------
               Net FBWH common stock outstanding and exchangeable               1,516,000
          Exchange ratio                                                             0.62
          NECB common stock to be issued in the Reorganization                    940,000
          NECB common stock to be issued in lieu of exercise of FBWH options       56,000
                                                                               ----------
          Total shares to be issued in the Reorganization                         996,000
          NECB common stock outstanding at June 30, 1997                        3,667,000
                                                                               ----------
          Total NECB common stock outstanding, pro forma                        4,663,000
          Difference between the sum of the number of outstanding shares of
               NECB and FBWH at June 30, 1997 and the total NECB
               common stock outstanding, pro forma                               (554,000)


(g) The pro forma combined condensed income statements do not reflect material nonrecurring charges, totaling approximately $1,503,000 in the aggregate, net of related tax effects, attributable to the FBWH acquisition.

(h)       Calculation of pro forma shares outstanding:

          Total shares to be issued in the Reorganization, plus NECB historical weighted average shares of common stock outstanding.